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EXHIBIT 10.5

FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT  (this “Amendment”) is made and entered into on the 18th day of February, 2010, by and between North American Galvanizing & Coatings, Inc., a Delaware corporation (“Employer”), and Ronald J. Evans (“Employee”).

RECITALS:

A.           On April 1, 2007, Employer and Employee entered into that certain Executive Employment Agreement whereby Employer employed Employee as Chief Executive Officer and President of Employer (the “Employment Agreement”);

B.           Employer and Employee wish to amend Section 1.1 of the Employment Agreement and extend the Term of the Employment Agreement for one (1) year or until March 31,  2011;

C.           Employer and Employee wish to amend Section 2.4 of the Employment Agreement to incorporate the Company’s 2009 Stock  Plan;

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

1.           Recitals.  The recitals set forth hereinabove are hereby incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

2.           Amendments to the Employment Agreement.  The Employment Agreement is hereby amended as follows:

(a)           By deleting Section  1.1 in its entirety and replacing it with the following:

“1.1.           Employer agrees to employ Employee, and Employee agrees to be employed by Employer, beginning as of the Effective Date and continuing for four (4) years or until March 31, 2011 (the "Term"), subject to the terms and conditions of this Employment Agreement.“

(b)           By amending Section 2.4. as follows:

Change  “2004 Incentive Stock Plan” to “2009 Incentive Stock  Plan”.

3.           Effect of Amendment.  Except as specifically amended hereby, the Employment Agreement shall continue in full force and effect.

4.           Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.  Each party shall become bound by this Amendment immediately upon affixing its signature hereto, independently of the signature of any other party.

IN WITNESS WHEREOF, Employer and Employee have executed this Amendment the day and year first above written.

EMPLOYER:

NORTH AMERICAN GALVANIZING & COATINGS, INC.

By:	/s/ Linwood J. Bundy
Linwood J. Bundy
Chairman Compensation Committee

By:	/s/ Joseph J. Morrow
Joseph J. Morrow
Chairman of Board of Directors

EMPLOYEE:

/s/ Ronald J. Evans
Ronald J. Evans